Related Party Balance and Transactions	6 Months Ended
Jun. 30, 2025
Related Party Transactions [Abstract]
Related Party Balance and Transactions	Related Party Balance and Transactions
a.Due to a related party
As of December 31, 2024 and June 30, 2025, the balance of amount due to a related party was as follows:

		December 31, 2024	June 30, 2025	June 30, 2025
		HK$	HK$	US$
Gaderway Investments Limited	(1)	306,110	-	-
(1)Gaderway Investments Limited, a former shareholder of the Company. The balance represented the amount advanced to the Company. These amounts were unsecured, interest-free and repayable on demand. The entire balance due to Gaderway Investments Limited was settled by cash on May 20, 2025.
b.Personal guarantees from related parties for bank loans
Tai Wai (Stephen) Lam and Chi Weng Tam, the directors of the Company, have jointly or severally provided personal guarantees for several bank loans of the Company. For details, please refer to Note 10.